UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2011

Congaree Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

333-131931	20-3863936
(Commission File Number)	(IRS Employer Identification No.)

1201 Knox Abbott Drive, Cayce, South Carolina	29033
(Address of principal executive offices)	(Zip Code)

(803) 794-2265

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition

On October 25, 2011, Congaree Bancshares, Inc., holding company for Congaree State Bank, issued a press release announcing its financial results for the period ended September 30, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

99.1	Press release announcing financial results for the period ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONGAREE BANCSHARES, INC.

Dated: October 25, 2011	By:	/s/ Charlie Lovering
	Name:	Charlie Lovering
	Title:	Executive Vice President and Chief Financial Officer

Exhibit List:

99.1                                                     Press release announcing financial results for the period ended September 30, 2011.